Exhibit 32.1

AMENDED CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Amended Form 10-K/A, of Gold Rock Holdings, Inc. for the year ending December 31, 2022, I, Merle Ferguson, Chief Executive Officer of Gold Rock Holdings, Inc.., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Annual Report on Amended Form 10-K/A, for the fiscal year ending December 31, 2022, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Annual Report on Amended Form 10-K/A, for the year ending December 31, 2022, fairly presents, in all material respects, the financial condition and results of operations of Gold Rock Holdings, Inc.

Date: March 15, 2023

/s/Merle Ferguson

Merle Ferguson , Chief Executive Officer